Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tortoise Capital Resources Corporation (the “Company”) on Form 10-K for the fiscal year ended November 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, David J. Schulte, Chief Executive Officer of the Company and Terry Matlack, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David J. Schulte
David J. Schulte
Chief Executive Officer
Date: February 12, 2009

/s/ Terry Matlack
Terry Matlack
Chief Financial Officer
Date: February 12, 2009

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.